UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

CNL Healthcare Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

LaPorte Cancer Center

On June 14, 2013, CNL Healthcare Properties, Inc. (“us,” “we,” “our,” or the “Company”), through our operating partnership, acquired a freestanding medical office building (the “LaPorte Cancer Center”) from LaPorte County Cancer Center, LLC, an affiliate of Holladay Properties, for a purchase price of approximately $13.1 million. The LaPorte Cancer Center is located in Westville, Indiana, less than a mile off Interstate 80, approximately 45 minutes east of Chicago.

Constructed in 2010, the LaPorte Cancer Center features a full-service cancer treatment center, offering chemotherapy and radiation therapy, and the only linear accelerator in Northwestern Indiana. The LaPorte Cancer Center draws patients from a wide geographic area and provides a key strategic service to the community. Michiana Hematology Oncology, P.C., the largest independent oncology practice in Indiana, leases all 30,268 square feet of the LaPorte Cancer Center under a 20-year triple net lease, which will expire on October 31, 2030, with current annual base rent of approximately $1.05 million.

Holladay Properties, the largest private healthcare property management and development group in the United States, will manage the building under a property management agreement having an initial term of 2 years, with automatic renewals of 1 year each unless terminated by either party. As compensation for its services Holladay Properties will be paid a market rate management fee. The healthcare division of Holladay Properties was launched in 1986 and has managed more than 500 healthcare properties. Holladay Properties is not affiliated with the Company.

In connection with the acquisition of the LaPorte Cancer Center, we, through a subsidiary, entered into a Loan Agreement with Centier Bank providing for a $8.5 million loan, which matures on June 14, 2028. The LaPorte Cancer Center Loan bears interest at a rate of 4.25% for the first 7 years and, thereafter, at a rate subject to change from time to time based on changes in an independent index which is the weekly average yield on the 7-year International SWAPs and Derivatives Association (ISDA) mid-market par SWAP rates. The Company has guaranteed the LaPorte Cancer Center Loan pursuant to a standard non-recourse, carve-out guaranty.

In connection with the acquisition of the LaPorte Cancer Center, we paid our advisor, CNL Healthcare Corp., an investment services fee of $242,350.00, which is equal to 1.85% of the purchase price of the LaPorte Cancer Center.

A copy of the press release dated June 20, 2013, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 20, 2013.

Caution Concerning Forward-Looking Statements

The information above may “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcareproperties.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2013		CNL HEALTHCARE PROPERTIES, INC. a Maryland corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer